MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

      This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement dated April 1, 2006 between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

      For the Contractual Limits (listed in Exhibits A - E), the Trusts and AIM agree until at least the date set forth on the attached Exhibits A - E (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. With regard to the Contractual Limits, the Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

      For the Contractual Limits, each of the Trusts and AIM agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

      For the Voluntary Limits (listed in Exhibits A - E), the Trusts and AIM agree that these are not contractual in nature and that AIM may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Board of Trustees. Any delay or failure by AIM to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

      It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

      IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                             AIM COUNSELOR SERIES TRUST
                                             AIM EQUITY FUNDS
                                             AIM FUNDS GROUP
                                             AIM GROWTH SERIES
                                             AIM INVESTMENT FUNDS
                                             AIM INVESTMENT SECURITIES FUNDS
                                             AIM SECTOR FUNDS
                                             AIM STOCK FUNDS
                                             AIM TAX-EXEMPT FUNDS
                                             AIM VARIABLE INSURANCE FUNDS
                                             SHORT-TERM INVESTMENTS TRUST
                                             TAX-FREE INVESTMENTS TRUST
                                             on behalf of the Funds listed in
                                             the Exhibits to this Memorandum
                                             of Agreement

                                             By: /s/ Robert H. Graham
                                                 -------------------------------

                                             Title: President

                                             A I M Advisors, Inc.

                                             By: /s/ Philip A. Taylor
                                                 -------------------------------

                                             Title: President
                                                              as of July 1, 2006

                           EXHIBIT "A" - RETAIL FUNDS(1)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                                AIM SECTOR FUNDS

                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                            VOLUNTARY      LIMITATION     CURRENT LIMIT          DATE
-----------------------------   ------------   ----------   ------------------   -------------
AIM Energy Fund
   Class A Shares                Voluntary        1.55%        July 1, 2005          N/A(2)
   Class B Shares                Voluntary        2.30%      August 12, 2003         N/A(2)
   Class C Shares                Voluntary        2.30%      August 12, 2003         N/A(2)
   Investor Class Shares         Voluntary        1.55%       April 1, 2005          N/A(2)
   Institutional Class Shares    Voluntary        1.30%      January 31, 2006        N/A(2)

AIM Financial Services Fund
   Class A Shares                Voluntary        1.30%        July 1, 2005          N/A(2)
   Class B Shares                Voluntary        2.05%      August 12, 2003         N/A(2)
   Class C Shares                Voluntary        2.05%       April 1, 2005          N/A(2)
   Investor Class Shares         Voluntary        1.30%       April 1, 2005          N/A(2)

AIM Leisure Fund
   Class A Shares                Voluntary        1.40%        July 1, 2005          N/A(2)
   Class B Shares                Voluntary        2.15%      August 12, 2003         N/A(2)
   Class C Shares                Voluntary        2.15%       April 1, 2005          N/A(2)
   Class R Shares                Voluntary        1.65%      October 25, 2005        N/A(2)
   Investor Class Shares         Voluntary        1.40%       April 1, 2005          N/A(2)

AIM Technology Fund
   Class A Shares               Contractual       1.55%        July 1, 2005      June 30, 2007
   Class B Shares               Contractual       2.30%        July 1, 2005      June 30, 2007
   Class C Shares               Contractual       2.30%        July 1, 2005      June 30, 2007
   Investor Class Shares        Contractual       1.55%        July 1, 2005      June 30, 2007
   Institutional Class Shares   Contractual       1.30%        July 1, 2005      June 30, 2007

AIM Utilities Fund
   Class A Shares               Contractual       1.30%       April 1, 2006      June 30, 2007
   Class B Shares               Contractual       2.05%       April 1, 2006      June 30, 2007
   Class C Shares               Contractual       2.05%       April 1, 2006      June 30, 2007
   Investor Class Shares        Contractual       1.30%       April 1, 2006      June 30, 2007
   Institutional Class Shares   Contractual       1.05%       April 1, 2006      June 30, 2007

                              AIM TAX-EXEMPT FUNDS

                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                             VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
-----------------------------   ------------   ----------   ------------------   -------------
AIM High Income Municipal Fund
   Class A Shares                Voluntary        0.65%       April 1, 2006          N/A(2)
   Class B Shares                Voluntary        1.40%       April 1, 2006          N/A(2)
   Class C Shares                Voluntary        1.40%       April 1, 2006          N/A(2)

See page 9 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF JULY 31

                         AIM INVESTMENT SECURITIES FUNDS

                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                             VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
-----------------------------   ------------   ----------   ------------------   -------------
AIM Global Real Estate Fund
   Class A Shares                Contractual     1.40%         July 1, 2005      June 30, 2007
   Class B Shares                Contractual     2.15%        April 29, 2005     June 30, 2007
   Class C Shares                Contractual     2.15%        April 29, 2005     June 30, 2007
   Class R Shares                Contractual     1.65%        April 29, 2005     June 30, 2007
   Institutional Class Shares    Contractual     1.15%        April 29, 2005     June 30, 2007

AIM Short Term Bond Fund
   Class A Shares                Contractual     0.85%         July 1, 2005      June 30, 2007
   Class C Shares                Contractual     1.10%(3)   February 1, 2006     June 30, 2007
   Class R Shares                Contractual     1.10%       August 30, 2002     June 30, 2007
   Institutional Class Shares    Contractual     0.60%       August 30, 2002     June 30, 2007

AIM Total Return Bond Fund
   Class A Shares                Contractual     1.15%         July 1, 2005      June 30, 2007
   Class B Shares                Contractual     1.90%         July 1, 2002      June 30, 2007
   Class C Shares                Contractual     1.90%         July 1, 2002      June 30, 2007
   Class R Shares                Contractual     1.40%         July 1, 2002      June 30, 2007
   Institutional Class Shares    Contractual     0.90%         July 1, 2002      June 30, 2007

AIM Total Return Bond Fund
   Class A Shares                 Voluntary      1.00%         July 1, 2002         N/A(2)
   Class B Shares                 Voluntary      1.75%         July 1, 2002         N/A(2)
   Class C Shares                 Voluntary      1.75%         July 1, 2002         N/A(2)
   Class R Shares                 Voluntary      1.25%        April 30, 2004        N/A(2)
   Institutional Class Shares     Voluntary      0.75%        April 30, 2004        N/A(2)

                                 AIM STOCK FUNDS

                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                             VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
-----------------------------   ------------   ----------   ------------------   -------------
AIM Dynamics Fund
   Class A Shares               Contractual      1.90%         July 1, 2005      July 31, 2006
   Class B Shares               Contractual      2.65%       August 12, 2003     July 31, 2006
   Class C Shares               Contractual      2.65%       August 12, 2003     July 31, 2006
   Class R Shares               Contractual      2.15%       October 25, 2005    July 31, 2006
   Investor Class Shares        Contractual      1.90%       August 12, 2003     July 31, 2006
   Institutional Class Shares   Contractual      1.65%       August 12, 2003     July 31, 2006

AIM Dynamics Fund
   Class A Shares                Voluntary       1.20%         July 1, 2005         N/A(2)
   Class B Shares                Voluntary       1.95%       August 12, 2003        N/A(2)
   Class C Shares                Voluntary       1.95%       August 12, 2003        N/A(2)
   Class R Shares                Voluntary       1.45%       October 25, 2005       N/A(2)
   Investor Class Shares         Voluntary       1.20%       August 12, 2003        N/A(2)
   Institutional Class Shares    Voluntary       0.95%       August 12, 2003        N/A(2)

AIM S&P 500 Index Fund
   Investor Class Shares        Contractual      0.60%        August 1, 2005     June 30, 2007
   Institutional Class Shares   Contractual      0.35%       August 12, 2003     June 30, 2007

See page 9 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                           AIM COUNSELOR SERIES TRUST

                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                             VOLUNTARY     LIMITATION     CURRENT LIMIT           DATE
-----------------------------   ------------   ----------   ------------------   ---------------
AIM Floating Rate Fund
   Class A Shares                Voluntary       1.50%        April 14, 2006         N/A(2)
   Class B1 Shares               Voluntary       1.50%         May 1, 1997           N/A(2)
   Class C Shares                Voluntary       2.00%        April 14, 2006         N/A(2)
   Class R Shares                Voluntary       1.75%        April 14, 2006         N/A(2)
   Institutional Class Shares    Voluntary       1.25%        April 14, 2006         N/A(2)

AIM Multi-Sector Fund
   Class A Shares                Contractual     1.90%         July 1, 2005      August 31, 2006
   Class B Shares                Contractual     2.65%       August 12, 2003     August 31, 2006
   Class C Shares                Contractual     2.65%       August 12, 2003     August 31, 2006
   Institutional Class Shares    Contractual     1.65%       August 12, 2003     August 31, 2006

AIM Structured Core Fund
   Class A                       Contractual     1.00%        March 31, 2006      June 30, 2007
   Class B                       Contractual     1.75%        March 31, 2006      June 30, 2007
   Class C                       Contractual     1.75%        March 31, 2006      June 30, 2007
   Class R                       Contractual     1.25%        March 31, 2006      June 30, 2007
   Institutional Class           Contractual     0.75%        March 31, 2006      June 30, 2007

AIM Structured Growth Fund
   Class A                       Contractual     1.00%        March 31, 2006      June 30, 2007
   Class B                       Contractual     1.75%        March 31, 2006      June 30, 2007
   Class C                       Contractual     1.75%        March 31, 2006      June 30, 2007
   Class R                       Contractual     1.25%        March 31, 2006      June 30, 2007
   Institutional Class           Contractual     0.75%        March 31, 2006      June 30, 2007

AIM Structured Value Fund
   Class A                       Contractual     1.00%        March 31, 2006      June 30, 2007
   Class B                       Contractual     1.75%        March 31, 2006      June 30, 2007
   Class C                       Contractual     1.75%        March 31, 2006      June 30, 2007
   Class R                       Contractual     1.25%        March 31, 2006      June 30, 2007
   Institutional Class           Contractual     0.75%        March 31, 2006      June 30, 2007

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                                AIM EQUITY FUNDS

                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                             VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
-----------------------------   ------------   ----------   ------------------   -------------
AIM Capital Development Fund
   Class A Shares                Voluntary       1.55%        July 18, 2005           N/A(2)
   Class B Shares                Voluntary       2.30%        July 18, 2005           N/A(2)
   Class C Shares                Voluntary       2.30%        July 18, 2005           N/A(2)
   Class R Shares                Voluntary       1.80%        July 18, 2005           N/A(2)
   Investor Class Shares         Voluntary       1.55%        July 18, 2005           N/A(2)
   Institutional Class Shares    Voluntary       1.30%        July 18, 2005           N/A(2)

AIM Diversified Dividend Fund
   Class A Shares               Contractual      1.40%         July 1, 2005       June 30, 2007
   Class B Shares               Contractual      2.15%         May 2, 2003        June 30, 2007
   Class C Shares               Contractual      2.15%         May 2, 2003        June 30, 2007
   Class R Shares               Contractual      1.65%       October 25, 2005     June 30, 2007
   Investor Class Shares        Contractual      1.40%        July 15, 2005       June 30, 2007
   Institutional Class Shares   Contractual      1.15%       October 25, 2005     June 30, 2007

See page 9 for footnotes to Exhibit A.

                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                             VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
-----------------------------   ------------   ----------   ------------------   -------------
AIM Diversified Dividend Fund     Voluntary      1.00%         May 2, 2003           N/A(2)
   Class A Shares                 Voluntary      1.65%         May 2, 2003           N/A(2)
   Class B Shares                 Voluntary      1.65%         May 2, 2003           N/A(2)
   Class C Shares                 Voluntary      1.25%       October 25, 2005        N/A(2)
   Class R Shares                 Voluntary      1.00%        July 15, 2005          N/A(2)
   Investor Class Shares          Voluntary      0.75%       October 25, 2005        N/A(2)
   Institutional Class Shares

AIM Large Cap Basic Value
 Fund
   Class A Shares                Contractual     1.22%         July 1, 2005      June 30, 2007
   Class B Shares                Contractual     1.97%         July 1, 2005      June 30, 2007
   Class C Shares                Contractual     1.97%         July 1, 2005      June 30, 2007
   Class R Shares                Contractual     1.47%         July 1, 2005      June 30, 2007
   Investor Class Shares         Contractual     1.22%         July 1, 2005      June 30, 2007
   Institutional Class Shares    Contractual     0.97%         July 1, 2005      June 30, 2007

AIM Large Cap Growth Fund
   Class A Shares                Contractual     1.32%         July 1, 2005      June 30, 2007
   Class B Shares                Contractual     2.07%         July 1, 2005      June 30, 2007
   Class C Shares                Contractual     2.07%         July 1, 2005      June 30, 2007
   Class R Shares                Contractual     1.57%         July 1, 2005      June 30, 2007
   Investor Class Shares         Contractual     1.32%         July 1, 2005      June 30, 2007
   Institutional Class Shares    Contractual     1.07%         July 1, 2005      June 30, 2007

AIM Select Basic Value Fund
   Class A Shares                 Voluntary      1.75%(3)    August 30, 2002         N/A(2)
   Class B Shares                 Voluntary      1.75%(3)    August 30, 2002         N/A(2)
   Class C Shares                 Voluntary      1.75%(3)    August 30, 2002         N/A(2)

                         AIM INTERNATIONAL MUTUAL FUNDS

                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                             VOLUNTARY     LIMITATION     CURRENT LIMIT           DATE
-----------------------------   ------------   ----------   ------------------   ----------------
AIM International Core Equity
 Fund
   Class A Shares               Contractual      2.00%        July 1, 2005       October 31, 2006
   Class B Shares               Contractual      2.75%       August 12, 2003     October 31, 2006
   Class C Shares               Contractual      2.75%       August 12, 2003     October 31, 2006
   Class R Shares               Contractual      2.25%      November 24, 2003    October 31, 2006
   Investor Class Shares        Contractual      2.00%       August 12, 2003     October 31, 2006
   Institutional Class Shares   Contractual      1.75%       April 30, 2004      October 31, 2006

                              AIM INVESTMENT FUNDS

                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                             VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
-----------------------------   ------------   ----------   ------------------   -------------
AIM China Fund
   Class A Shares                Contractual     2.05%        March 31, 2006     June 30, 2007
   Class B Shares                Contractual     2.80%        March 31, 2006     June 30, 2007
   Class C Shares                Contractual     2.80%        March 31, 2006     June 30, 2007
   Institutional Class Shares    Contractual     1.80%        March 31, 2006     June 30, 2007

See page 9 for footnotes to Exhibit A.

                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                             VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
-----------------------------   ------------   ----------   ------------------   -------------
AIM Developing Markets Fund      Contractual      1.75%       July 1, 2005       June 30, 2007
   Class A Shares                Contractual      2.50%       July 1, 2002       June 30, 2007
   Class B Shares                Contractual      2.50%       July 1, 2002       June 30, 2007
   Class C Shares                Contractual      1.50%     October 25, 2005     June 30, 2007
   Institutional Class Shares

AIM Enhanced Short Bond Fund
   Class A Shares                Contractual      0.85%      March 31, 2006      June 30, 2007
   Class C Shares                Contractual      1.10%(3)   March 31, 2006      June 30, 2007
   Class R Shares                Contractual      1.10%      March 31, 2006      June 30, 2007
   Institutional Class Shares    Contractual      0.60%      March 31, 2006      June 30, 2007

AIM Global Health Care Fund
   Class A Shares                 Voluntary       1.30%       July 18, 2005          N/A(2)
   Class B Shares                 Voluntary       2.05%       July 18, 2005          N/A(2)
   Class C Shares                 Voluntary       2.05%       July 18, 2005          N/A(2)
   Investor Class Shares          Voluntary       1.30%       July 18, 2005          N/A(2)

AIM International Bond Fund
   Class A Shares                Contractual      1.10%      March 31, 2006      June 30, 2007
   Class B Shares                Contractual      1.85%      March 31, 2006      June 30, 2007
   Class C Shares                Contractual      1.85%      March 31, 2006      June 30, 2007
   Institutional Class Shares    Contractual      0.85%      March 31, 2006      June 30, 2007

AIM Japan Fund
   Class A Shares                Contractual      1.70%      March 31, 2006      June 30, 2007
   Class B Shares                Contractual      2.45%      March 31, 2006      June 30, 2007
   Class C Shares                Contractual      2.45%      March 31, 2006      June 30, 2007
   Institutional Class Shares    Contractual      1.45%      March 31, 2006      June 30, 2007

AIM Trimark Endeavor Fund
   Class A Shares                Contractual      1.90%       July 1, 2005       June 30, 2007
   Class B Shares                Contractual      2.65%     November 1, 2004     June 30, 2007
   Class C Shares                Contractual      2.65%     November 1, 2004     June 30, 2007
   Class R Shares                Contractual      2.15%     November 1, 2004     June 30, 2007
   Institutional Class Shares    Contractual      1.65%     November 1, 2004     June 30, 2007

AIM Trimark Fund
   Class A Shares                Contractual      2.15%       July 1, 2005       June 30, 2007
   Class B Shares                Contractual      2.90%     November 1, 2004     June 30, 2007
   Class C Shares                Contractual      2.90%     November 1, 2004     June 30, 2007
   Class R Shares                Contractual      2.40%     November 1, 2004     June 30, 2007
   Institutional Class Shares    Contractual      1.90%     November 1, 2004     June 30, 2007

AIM Trimark Small Companies
 Fund
   Class A Shares                Contractual      1.50%     September 30, 2005   June 30, 2007
   Class B Shares                Contractual      2.25%     September 30, 2005   June 30, 2007
   Class C Shares                Contractual      2.25%     September 30, 2005   June 30, 2007
   Class R Shares                Contractual      1.75%     September 30, 2005   June 30, 2007
   Institutional Class Shares    Contractual      1.25%     September 30, 2005   June 30, 2007

See page 9 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                 AIM FUNDS GROUP

                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                             VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
-----------------------------   ------------   ----------   ------------------   -----------------
AIM Basic Balanced Fund
   Class A Shares                 Voluntary      1.25%         July 18, 2005           N/A(2)
   Class B Shares                 Voluntary      2.00%         July 18, 2005           N/A(2)
   Class C Shares                 Voluntary      2.00%         July 18, 2005           N/A(2)
   Class R Shares                 Voluntary      1.50%         July 18, 2005           N/A(2)
   Investor Class Shares          Voluntary      1.25%         July 18, 2005           N/A(2)
   Institutional Class Shares     Voluntary      1.00%         July 18, 2005           N/A(2)

AIM European Small Company
 Fund
   Class A Shares                Contractual     1.90%         July 1, 2005       June 30, 2007
   Class B Shares                Contractual     2.65%          May 1, 2002       June 30, 2007
   Class C Shares                Contractual     2.65%          May 1, 2002       June 30, 2007

AIM Global Value Fund
   Class A Shares                Contractual     1.90%         July 1, 2005       June 30, 2007
   Class B Shares                Contractual     2.65%          May 1, 2002       June 30, 2007
   Class C Shares                Contractual     2.65%          May 1, 2002       June 30, 2007
   Institutional Class Shares    Contractual     1.65%          May 1, 2002       June 30, 2007

AIM International Small
 Company Fund
   Class A Shares                Contractual     1.90%         July 1, 2005      December 31, 2006
   Class B Shares                Contractual     2.65%          May 1, 2002      December 31, 2006
   Class C Shares                Contractual     2.65%          May 1, 2002      December 31, 2006
   Institutional Class Shares    Contractual     1.65%          May 1, 2002      December 31, 2006

AIM Mid Cap Basic Value Fund
   Class A Shares                 Voluntary      1.70%         July 1, 2005            N/A(2)
   Class B Shares                 Voluntary      2.45%       December 31, 2001         N/A(2)
   Class C Shares                 Voluntary      2.45%       December 31, 2001         N/A(2)
   Class R Shares                 Voluntary      1.95%       December 31, 2001         N/A(2)
   Institutional Class Shares     Voluntary      1.45%       December 31, 2001         N/A(2)

                                AIM GROWTH SERIES

                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                             VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
-----------------------------   ------------   ----------   ------------------   -------------
AIM Small Cap Growth Fund
   Class A Shares                Contractual     1.90%        April 10, 2006     July 31, 2006
   Class B Shares                Contractual     2.65%        April 10, 2006     July 31, 2006
   Class C Shares                Contractual     2.65%        April 10, 2006     July 31, 2006
   Class R Shares                Contractual     2.15%        April 10, 2006     July 31, 2006
   Investor Class Shares         Contractual     1.90%        April 10, 2006     July 31, 2006
   Institutional Class Shares    Contractual     1.65%        April 10, 2006     July 31, 2006

AIM Small Cap Growth Fund
   Class A Shares                 Voluntary      1.50%        April 10, 2006          N/A(2)
   Class B Shares                 Voluntary      2.25%        April 10, 2006          N/A(2)
   Class C Shares                 Voluntary      2.25%        April 10, 2006          N/A(2)
   Class R Shares                 Voluntary      1.75%        April 10, 2006          N/A(2)
   Investor Class Shares          Voluntary      1.50%        April 10, 2006          N/A(2)
   Institutional Class Shares     Voluntary      1.25%        April 10, 2006          N/A(2)

See page 9 for footnotes to Exhibit A.

                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                             VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
-----------------------------   ------------   ----------   ------------------   -------------
AIM Global Equity Fund
   Class A Shares                Contractual     1.75%         July 1, 2005      June 30, 2007
   Class B Shares                Contractual     2.50%        August 27, 1999    June 30, 2007
   Class C Shares                Contractual     2.50%        August 27, 1999    June 30, 2007
   Class R Shares                Contractual     2.00%        August 27, 1999    June 30, 2007
   Institutional Class Shares    Contractual     1.50%        August 27, 1999    June 30, 2007

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) AIM may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(3) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by A I M Distributors, Inc.

                      EXHIBIT "B" - ASSET ALLOCATION FUNDS(1)

         AIM GROWTH SERIES

                                   CONTRACTUAL/           EXPENSE              EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY            LIMITATION2             CURRENT LIMIT         DATE
--------------------------------   ------------   --------------------------   -----------------   -------------
AIM Conservative Allocation Fund
   Class A Shares                  Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.23% of average daily net
                                                  assets
   Class B Shares                  Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.23% of average daily net
                                                  assets
   Class C Shares                  Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.23% of average daily net
                                                  assets
   Class R Shares                  Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.23% of average daily net
                                                  assets
   Institutional Class Shares      Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.23% of average daily net
                                                  assets

AIM Growth Allocation Fund
   Class A Shares                  Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.21% of average daily net
                                                  assets
   Class B Shares                  Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.21% of average daily net
                                                  assets
   Class C Shares                  Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.21% of average daily net
                                                  assets
   Class R Shares                  Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.21% of average daily net
                                                  assets
   Institutional Class Shares      Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.21% of average daily net
                                                  assets

AIM Income Allocation Fund
   Class A                         Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.03% of average daily net
                                                  assets
   Class B                         Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.03% of average daily net
                                                  assets
   Class C                         Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.03% of average daily net
                                                  assets
   Class R                         Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.03% of average daily net
                                                  assets
   Institutional Class             Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.03% of average daily net
                                                  assets

See page 12 for footnotes to Exhibit B.

                                   CONTRACTUAL/           EXPENSE              EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY            LIMITATION(2)           CURRENT LIMIT         DATE
--------------------------------   ------------   --------------------------   -----------------   -------------
AIM International Allocation
 Fund
   Class A                          Contractual   Limit Other Expenses to       October 31, 2005   June 30, 2007
                                                  0.18% of average daily net
                                                  assets
   Class B                          Contractual   Limit Other Expenses to       October 31, 2005   June 30, 2007
                                                  0.18% of average daily net
                                                  assets
   Class C                          Contractual   Limit Other Expenses to       October 31, 2005   June 30, 2007
                                                  0.18% of average daily net
                                                  assets
   Class R                          Contractual   Limit Other Expenses to       October 31, 2005   June 30, 2007
                                                  0.18% of average daily net
                                                  assets
   Institutional Class              Contractual   Limit Other Expenses to       October 31, 2005   June 30, 2007
                                                  0.18% of average daily net
                                                  assets
AIM Moderate Allocation Fund

   Class A Shares                   Contractual   Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.12% of average daily net
                                                  assets
   Class B Shares                   Contractual   Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.12% of average daily net
                                                  assets
   Class C Shares                   Contractual   Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.12% of average daily net
                                                  assets
   Class R Shares                   Contractual   Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.12% of average daily net
                                                  assets
   Institutional Class Shares       Contractual   Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                  0.12% of average daily net
                                                  assets

AIM Moderate Growth Allocation
 Fund
   Class A Shares                   Contractual   Limit Other Expenses to        April 29, 2005    June 30, 2007
                                                  0.12% of average daily net
                                                  assets
   Class B Shares                   Contractual   Limit Other Expenses to        April 29, 2005    June 30, 2007
                                                  0.12% of average daily net
                                                  assets
   Class C Shares                   Contractual   Limit Other Expenses to        April 29, 2005    June 30, 2007
                                                  0.12% of average daily net
                                                  assets
   Class R Shares                   Contractual   Limit Other Expenses to        April 29, 2005    June 30, 2007
                                                  0.12% of average daily net
                                                  assets
   Institutional Class Shares       Contractual   Limit Other Expenses to        April 29, 2005    June 30, 2007
                                                  0.12% of average daily net
                                                  assets

See page 12 for footnotes to Exhibit B.

                                   CONTRACTUAL/           EXPENSE              EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY            LIMITATION(2)           CURRENT LIMIT         DATE
--------------------------------   ------------   --------------------------   -----------------   -------------
AIM Moderately Conservative
Allocation Fund

   Class A Shares                   Contractual   Limit Other Expenses to        April 29, 2005    June 30, 2007
                                                  0.14% of average daily net
                                                  assets
   Class B Shares                   Contractual   Limit Other Expenses to        April 29, 2005    June 30, 2007
                                                  0.14% of average daily net
                                                  assets
   Class C Shares                   Contractual   Limit Other Expenses to        April 29, 2005    June 30, 2007
                                                  0.14% of average daily net
                                                  assets
   Class R Shares                   Contractual   Limit Other Expenses to        April 29, 2005    June 30, 2007
                                                  0.14% of average daily net
                                                  assets
   Institutional Class Shares       Contractual   Limit Other Expenses to        April 29, 2005    June 30, 2007
                                                  0.14% of average daily net
                                                  assets

(1) Other expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the same amount established for Class A shares.

(2) Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses, if any. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

                EXHIBIT "C" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                           TAX-FREE INVESTMENTS TRUST

                                   CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY     LIMITATION     CURRENT LIMIT         DATE
--------------------------------   ------------   ----------   -----------------   -------------
Tax-Free Cash Reserve Portfolio(3)
  Cash Management Class            Contractual      0.22%        June 30, 2005     June 30, 2007
  Corporate Class                  Contractual      0.22%        June 30, 2005     June 30, 2007
  Institutional Class              Contractual      0.22%        June 30, 2005     June 30, 2007
  Personal Investment Class        Contractual      0.22%        June 30, 2005     June 30, 2007
  Private Investment Class         Contractual      0.22%        June 30, 2005     June 30, 2007
  Reserve Class                    Contractual      0.22%        June 30, 2005     June 30, 2007
  Resource Class                   Contractual      0.22%        June 30, 2005     June 30, 2007

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          SHORT-TERM INVESTMENTS TRUST

                                   CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY     LIMITATION     CURRENT LIMIT         DATE
--------------------------------   ------------   ----------   -----------------   -------------
Government & Agency Portfolio
  Cash Management Class             Contractual     0.12%        June 30, 2005     June 30, 2007
  Corporate Class                   Contractual     0.12%        June 30, 2005     June 30, 2007
  Institutional Class               Contractual     0.12%        June 30, 2005     June 30, 2007
  Personal Investment Class         Contractual     0.12%        June 30, 2005     June 30, 2007
  Private Investment Class          Contractual     0.12%        June 30, 2005     June 30, 2007
  Reserve Class                     Contractual     0.12%        June 30, 2005     June 30, 2007
  Resource Class                    Contractual     0.12%        June 30, 2005     June 30, 2007

Government TaxAdvantage
 Portfolio
  Cash Management Class
  Corporate Class                   Contractual     0.12%        June 30, 2005     June 30, 2007
  Institutional Class               Contractual     0.12%        June 30, 2005     June 30, 2007
  Personal Investment Class         Contractual     0.12%        June 30, 2005     June 30, 2007
  Private Investment Class          Contractual     0.12%        June 30, 2005     June 30, 2007
  Reserve Class                     Contractual     0.12%        June 30, 2005     June 30, 2007
  Resource Class                    Contractual     0.12%        June 30, 2005     June 30, 2007
                                    Contractual     0.12%        June 30, 2005     June 30, 2007

Liquid Assets Portfolio
  Cash Management Class             Contractual     0.12%        June 30, 2005     June 30, 2007
  Corporate Class                   Contractual     0.12%        June 30, 2005     June 30, 2007
  Institutional Class               Contractual     0.12%        June 30, 2005     June 30, 2007
  Personal Investment Class         Contractual     0.12%        June 30, 2005     June 30, 2007
  Private Investment Class          Contractual     0.12%        June 30, 2005     June 30, 2007
  Reserve Class                     Contractual     0.12%        June 30, 2005     June 30, 2007
  Resource Class                    Contractual     0.12%        June 30, 2005     June 30, 2007

See page 14 for footnotes to Exhibit C.

                                   CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY     LIMITATION     CURRENT LIMIT         DATE
--------------------------------   ------------   ----------   -----------------   -------------
STIC Prime Portfolio                Contractual     0.12%        June 30, 2005     June 30, 2007
  Cash Management Class             Contractual     0.12%        June 30, 2005     June 30, 2007
  Corporate Class                   Contractual     0.12%        June 30, 2005     June 30, 2007
  Institutional Class               Contractual     0.12%        June 30, 2005     June 30, 2007
  Personal Investment Class         Contractual     0.12%        June 30, 2005     June 30, 2007
  Private Investment Class          Contractual     0.12%        June 30, 2005     June 30, 2007
  Reserve Class                     Contractual     0.12%        June 30, 2005     June 30, 2007
  Resource Class

Treasury Portfolio
  Cash Management Class             Contractual     0.12%        June 30, 2005     June 30, 2007
  Corporate Class                   Contractual     0.12%        June 30, 2005     June 30, 2007
  Institutional Class               Contractual     0.12%        June 30, 2005     June 30, 2007
  Personal Investment Class         Contractual     0.12%        June 30, 2005     June 30, 2007
  Private Investment Class          Contractual     0.12%        June 30, 2005     June 30, 2007
  Reserve Class                     Contractual     0.12%        June 30, 2005     June 30, 2007
  Resource Class                    Contractual     0.12%        June 30, 2005     June 30, 2007

(1)   The expense limit shown excludes Rule 12b-1 fees.

(2) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                     EXHIBIT "D" - VARIABLE INSURANCE FUNDS

AIM VARIABLE INSURANCE FUNDS

                                   CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
--------------------------------   ------------   ----------   -----------------   --------------
AIM V.I. Basic Balanced Fund
     Series I Shares                Contractual     0.91%         July 1, 2005     April 30, 2008

     Series II Shares               Contractual     1.16%         July 1, 2005     April 30, 2008

AIM V.I. Basic Value Fund
     Series I Shares                Contractual     1.30%       January 1, 2005    April 30, 2008

     Series II Shares               Contractual     1.45%       January 1, 2005    April 30, 2008

AIM V.I. Capital Appreciation
 Fund
     Series I Shares                Contractual     1.30%       January 1, 2005    April 30, 2008

     Series II Shares               Contractual     1.45%       January 1, 2005    April 30, 2008

AIM V.I. Capital Development
 Fund
     Series I Shares                Contractual     1.30%       January 1, 2005    April 30, 2008

     Series II Shares               Contractual     1.45%       January 1, 2005    April 30, 2008

AIM V.I. Core Equity Fund
     Series I Shares                Contractual     1.30%       January 1, 2005    April 30, 2008

     Series II Shares               Contractual     1.45%       January 1, 2005    April 30, 2008

AIM V.I. Demographic Trends Fund
     Series I Shares                Contractual     1.01%         July 1, 2005     April 30, 2008

     Series II Shares               Contractual     1.26%         July 1, 2005     April 30, 2008

AIM V.I. Diversified Dividend
 Fund
     Series I Shares                Contractual     1.00%         May 1, 2006      April 30, 2008

     Series II Shares               Contractual     1.25%         May 1, 2006      April 30, 2008

AIM V.I. Diversified Income Fund
     Series I Shares                Contractual     0.75%         July 1, 2005     April 30, 2008

     Series II Shares               Contractual     1.00%         July 1, 2005     April 30, 2008

AIM V.I. Dynamics Fund
     Series I Shares                Contractual     1.30%        April 30, 2004    April 30, 2008

     Series II Shares               Contractual     1.45%        April 30, 2004    April 30, 2008

AIM V.I. Financial Services Fund
     Series I Shares                Contractual     1.30%        April 30, 2004    April 30, 2008

     Series II Shares               Contractual     1.45%        April 30, 2004    April 30, 2008

AIM V.I. Global Equity Fund
     Series I Shares                Contractual     1.10%         May 1, 2006      April 30, 2008

     Series II Shares               Contractual     1.35%         May 1, 2006      April 30, 2008

AIM V.I. Global Health Care Fund
     Series I Shares                Contractual     1.30%        April 30, 2004    April 30, 2008

See page 17 for footnotes to  Exhibit D.

                                   CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                VOLUNTARY     LIMITATION     CURRENT LIMIT           DATE
--------------------------------   ------------   ----------   ------------------   --------------
     Series II Shares               Contractual     1.45%        April 30, 2004     April 30, 2008

AIM V.I. Government Securities
 Fund
     Series I Shares                Contractual     0.73%         July 1, 2005      April 30, 2008

     Series II Shares               Contractual     0.98%         July 1, 2005      April 30, 2008

AIM V.I. High Yield Fund
     Series I Shares                Contractual     0.95%        July 1, 2005       April 30, 2008

     Series II Shares               Contractual     1.20%        April 30, 2004     April 30, 2008

AIM V.I. International Core
 Equity Fund
     Series I Shares                Contractual     1.10%         May 1, 2006       April 30, 2008

     Series II Shares               Contractual     1.35%         May 1, 2006       April 30, 2008

AIM V.I. International Growth
 Fund
     Series I Shares                Contractual     1.30%       January 1, 2005     April 30, 2008

     Series II Shares               Contractual     1.45%       January 1, 2005     April 30, 2008

AIM V.I. Large Cap Growth Fund
     Series I Shares                Contractual     1.01%         July 1, 2005      April 30, 2008

     Series II Shares               Contractual     1.26%         July 1, 2005      April 30, 2008

AIM V.I. Leisure Fund
     Series I Shares                Contractual     1.01%        April 30, 2004     April 30, 2008

     Series II Shares               Contractual     1.26%        April 30, 2004     April 30, 2008

AIM V.I. Mid Cap Core Equity
 Fund
     Series I Shares                Contractual     1.30%      September 10, 2001   April 30, 2008

     Series II Shares               Contractual     1.45%      September 10, 2001   April 30, 2008

AIM V.I. Money Market Fund
     Series I Shares                Contractual     1.30%       January 1, 2005     April 30, 2008

     Series II Shares               Contractual     1.45%       January 1, 2005     April 30, 2008

AIM V.I. Real Estate Fund(1)
     Series I Shares                Contractual     1.30%        April 30, 2004    April 30, 2008

     Series II Shares               Contractual     1.45%        April 30, 2004    April 30, 2008

AIM V.I. Small Cap Equity Fund
     Series I Shares                Contractual     1.15%         July 1, 2005     April 30, 2008

     Series II Shares               Contractual     1.40%         July 1, 2005     April 30, 2008

AIM V.I. Small Company Growth
Fund(2)
     Series I Shares                Contractual     1.20%         July 1, 2005     April 30, 2008

     Series II Shares               Contractual     1.45%       April 30, 2004     April 30, 2008

See page 17 for footnotes to Exhibit D.

                                   CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
--------------------------------   ------------   ----------   -----------------   --------------
AIM V.I. Technology  Fund
     Series I Shares                Contractual     1.30%        April 30, 2004    April 30, 2008

     Series II Shares               Contractual     1.45%        April 30, 2004    April 30, 2008

AIM V.I. Utilities Fund
     Series I Shares                Contractual     0.93%    September 23, 2005     April 30, 2008

     Series II Shares               Contractual     1.18%    September 23, 2005     April 30, 2008

(1) AIM V.I. Real Estate Fund is scheduled to change its name to AIM V.I. Global Real Estate Fund on July 3, 2006.

(2) AIM V.I. Small Company Growth Fund is scheduled to change its name to AIM V.I. Small Cap Growth Fund on July 3, 2006.